UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2022

CNL Healthcare Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54685	27-2876363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On June 29, 2022, John F. Starr tendered his resignation as chief operating officer and senior vice president of CNL Healthcare Properties, Inc. (the “Company”), effective as of July 22, 2022. There is no disagreement between Mr. Starr and the Company on any matter relating to the Company’s operations, policies or practices.

(c)     Effective upon Mr. Starr’s departure, John R. McRae, 52, chief investment officer of the Company’s advisor, CNL Healthcare Corp. (the “Advisor”), will be named senior vice president of the Company assuming Mr. Starr’s oversight and executive leadership role with respect to the Company’s asset management functions. Mr. McRae has served as the Advisor’s chief investment officer since 2015 and is well-versed in the Company’s portfolio of assets. Additionally, Mr. McRae has extensive relationships with the Company’s third-party operators and tenants. Mr. McRae has served as vice president of CNL Growth Properties III Member, LLC, the managing member of CNL Growth Properties III, LLC, since October 2017. Mr. McRae has served as senior vice president of CNL Growth Properties II Member, LLC, the managing member of CNL Growth Properties II, LLC until its dissolution in December 2020, since April 2015. Mr. McRae served as senior vice president of CNL Healthcare Properties II, Inc., a public, non-traded real estate investment trust (“REIT”) from January 2016 until its dissolution in March 2020 and has served as senior vice president of its advisor since April 2016. Mr. McRae also served as vice president of CNL Financial Group Investment Management, LLC from October 2011 until his appointment as chief investment officer in March 2015. Mr. McRae has served as CNL Financial Group’s (“CNL”) senior managing director, acquisitions responsible for domestic investment activities for CNL Growth Properties, Inc., and Global Income Trust, Inc. Mr. McRae oversees all aspects of the investment process including the structuring of joint venture arrangements, project financing, property underwriting and sourcing new investment opportunities. Mr. McRae has over 25 years of diversified real estate experience encompassing all functions of commercial real estate including development, leasing, financing and management. Prior to joining CNL, Mr. McRae served as senior vice president at Trammell Crow Company. Mr. McRae received a B.S. in business from the University of Florida. There is no family relationship between Mr. McRae and any director or executive officer of the Company and he has no direct or indirect material interest required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Effective further upon Mr. Starr’s departure, Ixchell C. Duarte, 55, the Company’s chief financial officer and treasurer, will additionally assume Mr. Starr’s oversight and executive leadership role with respect to the Company’s financial planning and analysis and portfolio reporting functions. Ms. Duarte has served as the Company’s chief financial officer and treasurer since February 2018 and as a senior vice president since March 2012. She previously served as the Company’s chief accounting officer from March 2012 to June 2017 and as a vice president from February 2012 to March 2012. Ms. Duarte has served as senior vice president and chief accounting officer of the Advisor since November 2013. Ms. Duarte served as senior vice president and chief accounting officer of CNL Lifestyle Properties, Inc., a public, non-traded REIT from March 2012 until its dissolution in December 2017 and as its vice president from February 2012 to March 2012, as well as senior vice president and chief accounting officer of its advisor since November 2013. Ms. Duarte served as senior vice president and chief accounting officer of CNL Growth Properties, Inc., a public non-traded REIT from June 2012 until its dissolution in October 2017 and as senior vice president of its advisor from November 2013 to December 2017. Ms. Duarte also served as senior vice president and chief accounting officer of Global Income Trust, Inc., another public non-traded REIT, from June 2012 until its dissolution in December 2015 and served as a senior vice president of its advisor from November 2013 to December 2016. Ms. Duarte served as chief financial officer and treasurer of CNL Healthcare Properties II, Inc., a public, non-traded REIT, from February 2018, and served as senior vice president since January 2016 through its dissolution in March 2020. She also served as chief accounting officer from January 2016 to June 2017 and as senior vice president and chief accounting officer of its advisor, CHP II Advisors, LLC, since July 2015. Ms. Duarte served as controller at GE Capital, Franchise Finance, from February 2007 through January 2012 and served as senior vice president and chief accounting officer of Trustreet Properties, Inc., a publicly traded REIT (NYSE:TSY) through February 2007. Prior to that, she held various other positions with predecessor CNL companies, including senior vice president, chief financial officer, secretary and treasurer. Ms. Duarte began her career in the audit practice of KPMG and served as audit manager at Coopers & Lybrand prior to joining CNL. She received a B.S. in accounting from the Wharton School of the University of Pennsylvania and is a certified public accountant and a chartered global management accountant. There is no family relationship between Ms. Duarte and any director or executive officer of the Company and she has no direct or indirect material interest required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Effective further upon Mr. Starr’s departure, Michael Tetrick, 52, senior vice president and investment risk officer at CNL, will be named senior vice president of the Company assuming certain of Mr. Starr’s executive leadership and oversight role regarding other portfolio strategy activities and, specifically, the Company’s valuation process. In recent years, Mr. Tetrick has been responsible for dispositions and special situations for the Company and CNL Growth Properties III, LLC, and executive leadership of risk management and enterprise-wide insurance programs for CNL and its affiliates. Mr. Tetrick has over 25 years of diversified real estate experience, including the disposition of over $5 billion of real estate and the liquidation of three public reporting REITs and over 40 private placements, all sponsored by CNL. Mr. Tetrick has held various positions since joining CNL in 1997 including senior vice president of CNL Private Equity Corp., vice president of structured finance, and director of marketing and strategic relations at CNL Restaurant Properties, Inc. Before joining CNL, Mr. Tetrick was the chief financial officer of a privately held company and worked for a private equity firm in Orlando, Florida. Mr. Tetrick received his B.A. from Duke University and his Masters of Business Administration from Rollins College. Mr. Tetrick also holds the CMA and CFM certifications from the Institute of Management Accountants. There is no family relationship between Mr. Tetrick and any director or executive officer of the Company and he has no direct or indirect material interest required to be disclosed pursuant to Item 404(a) of Regulation S-K.

All of our executive officers are employed by and receive compensation from affiliates of the Advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2022		CNL HEALTHCARE PROPERTIES, INC.
a Maryland corporation

	By:	/s/ Stephen H. Mauldin
Stephen H. Mauldin
Chief Executive Officer and President